EXHIBIT 99.1

STERLING Financial Corporation Keefe, Bruyette & Woods 2008 Regional Bank Conference Boston, MA February 27, 2008 Ticker: STSA

Safe Harbor Statement In the course of our presentation, executive officers and other key employees of the company may discuss matters that are deemed to be forward-looking statements(1) under the law. While we always do our best to give accurate and balanced presentations of the company's business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving the results suggested by any forward-looking statements may be found under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K. (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for an oral or written forward-looking statement if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements." 3

Investment Overview Leading regional community bank in the Pacific Northwest Growth-oriented bank Northwest economy is strong Management depth and breadth 2003 2004 2005 2006 2007 East 155 240.2 274.3 335.1 451.9 $452 Million 31% CAGR 5

Company History 7 Founded as a thrift (1983) FIRREA enacted; Goodwill lawsuit (1989-1990) Converted to a commercial bank charter (2005) Recent acquisitions (2006-2007) Golf Savings Bank Mason-McDuffie FirstBank NW Northern Empire (Sonoma National Bank)

Footprint in the West 9 Leader in Regional Community Banking 178 Hometown Helpful(r) depository branches 215 total service locations in 9 western states 2,566 employees

The Sterling Family STERLING Financial Corporation 11

Sterling is dedicated to providing a high level of quality financial services to its customers. Sterling is committed to managing a safe and sound financial institution, that builds value for its shareholders and provides opportunities for its employees. Hometown Helpful(r) Mission Statement 13

Golf Savings Bank Management Leadership 15 SSB Executive Management SSB Production Management

Core Market Puget Sound Unemployment steady at approximately 4% (compared with national average of 5%) Commercial market remains healthy; low vacancy rates Home prices continue to appreciate Housing inventory increasing, but below national trends Per capita income of $67,187 - 26% above national average 17

2007 Highlights Financial Record net income of $93 million Record assets of $12.1 billion Record loans of $8.9 billion Record loan originations of $5.5 billion Operational Geographic expansion into California Strengthened management team Enhanced credit administration 19

12/3/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 Loans 2.908 4.254 4.889 7.021 8.948 Securities 1.073 2.204 2.129 1.914 2.084 Other 0.3 0.486 0.544 0.9 1.095 Total Assets ($ in billions) $4.3 Billion $6.9 Billion $7.6 Billion $9.8 Billion Compound Annual Loan Growth: 32% $12.1 Billion 21

12/1/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 Residential 0.504 0.4 0.461 0.831 1.492 Income Property 0.186 0.285 0.276 0.134 0.199 Commercial 0.591 0.819 0.899 1.154 0.996 Construction 0.708 1.026 1.802 2.335 2.191 Consumer 0.285 0.388 0.444 0.517 0.602 $2.3 Billion $2.9 Billion $3.9 Billion $5.0 Billion Loan Originations $5.5 Billion 23 ($ in billions)

Loan Portfolio Mix December 31, 2007 Commercial Banking Consumer Construction Commercial Real Estate Residential 29.1 0 13 32.4 13.5 12 Residential Consumer Construction Commercial Real Estate 29.1% 13.0% 32.4% 13.5% YTD Yield 7.67% Total: $9.1 Billion 12.0% Commercial Banking 25 34% Commercial 66% Residential

Funding Sources December 31, 2007 Deposits FHLB Borrowings Repo Agreements and Fed Funds Borrowings Capital 7677772 1687989 1178845 273015 1185330 Total: $12.0 Billion 27

Net Interest Income 12/3/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 124.92 196.816 216.535 263.912 355.36 Tax Equivalent Net Interest Margin 3.36% 3.34% 3.30% 3.33% 3.42% 29 $125 Million $197 Million $217 Million $264 Million $355 Million ($ in millions)

Fees & Service Charges 12/1/1999 12/1/2000 12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 10577 14487 19.168 32.692 34.702 42.995 55.978 31 $19 Million $33 Million $35 Million $43 Million $56 Million ($ in millions)

12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 Noninterest Expense/AA 0.0237 0.0225 0.0241 0.0245 0.0253 Efficiency Ratio 0.605 0.605 0.619 0.617 0.627 Operating Efficiency 33

Profitability % Core Return on Equity 14.0% 13.2% 12.3% 13.0% 8.9% 35 % Core Return on Tangible Equity 17.9% 19.8% 16.9% 17.7% 14.8% 2003 2004 2005 2006 2007 Net Income 34.9 56.3 61.2 73.9 93.3 Core ROAA 0.0085 0.0089 0.0086 0.0089 0.0086 ($ in millions)

Earnings Per Share (Diluted Basis) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 9/3/2003 12/31/2004 3/31/2004 3/31/2005 12/31/2005 12/31/2006 9/30/2005 9/30/2006 12/31/2007 GAAP Earnings 0.98 0.82 0.79 1.16 1.42 1.59 1.62 0.38 0.45 1.75 2.01 1.32 1.45 1.86 Core Earnings 0.95 0.69 0.81 1.19 1.45 1.56 1.63 0.38 0.44 1.74 2.02 1.31 1.46 1.92 Core Earnings GAAP Earnings $34.0 M $34.9 M $56.6 M $56.3 M $61.2 M $60.9 M $74.4 M $73.9 M $93.3 M $96.5 M 37 Dividends/Share N/A N/A $0.105 $0.27 $0.35

'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 STSA 0.0323 0.0314 0.0217 0.0119 0.0071 0.0058 0.0042 0.0071 0.004 0.0065 0.0056 0.0082 0.0059 0.005 0.002 0.0011 0.0011 0.0104 39 Credit Quality Nonperforming Assets-to-Average Assets

Credit Charges Net Charge Offs-to-Average Loans '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 STSA 0.0019 0.0064 0.0023 0.0028 0.0008 0.0009 0.0019 0.0013 0.0017 0.0017 0.0018 0.0021 0.0021 0.0013 0.0013 0.002 0.0006 0.0008 US Financial Institutions 0.011 0.008 0.0051 0.0046 0.0053 0.0057 0.0059 0.0053 0.0059 0.0083 0.0097 0.0078 0.0056 0.0049 0.0039 0.005 41 Source: FDIC. Note: 2007 US Financial Institutions data YTD 9/30/07.

Concentration of NPAs Residential construction: $94.5 million, 75% of all NPAs RC NPAs % of RC NPA # of NP Borrowers Boise, Idaho $26.9 M 28.5% 30 S. California $23.6 M 25.0% 2 Bend, Oregon $18.5 M 19.6% 2 Combined $69.0 M 73.1% 34 43

12/31/2007 Puget Sound 1010951 Portland 492292 Other 480446 Boise 199549 S. California 143590 Bend 74501 N. California 105533 Spokane 51678 12/31/07 $2.6 Billion * Residential Construction Geographic Distribution 45 * Commitments

Credit Management 47 Credit quality is our primary focus in 2008 Team of 26 experienced professionals dedicated to "special assets" Focus on early detection and remediation Open communications with customers Review of every residential construction credit Obtain updated appraisals

Chart reprinted from http://bigcharts.marketwatch.com 49 5-Year CAGR: 10% Shareholder Value 5-Year Stock Performance 4-Year CAGR: 34%

Shareholder Value 5-Year Stock Performance Chart reprinted from http://www.msn.com 51

Investment Summary Franchise Value 53 $12 billion regional community bank Expanding geographic footprint Asset-growth strategy Strong regional economics Strong management Strong credit culture